UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-24109

EP Private Capital Fund I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o EP Private Capital Fund I

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1.	Report to Stockholders

The Annual Report to stockholders of EP Private Capital Fund I for the period ended September 30, 2025, is filed herewith.

EAGLE POINT
CREDIT

EP Private Capital Fund I

ANNUAL REPORT | 2025

EP Private Capital Fund I Annual Report | 2025
EP Private Capital Fund I
Annual Report — September 30, 2025

1

EP Private Capital Fund I Annual Report | 2025 Summary of Certain Unaudited Portfolio Characteristics
Summary of Certain Unaudited Portfolio Characteristics
The summary of portfolio characteristics reflected below is as of September 30, 2025:
Portfolio Breakdown1

Top 10 Investments1
INVESTMENT	DESCRIPTION	Fair Value	% of Assets
Adamas Trust, Inc.	Senior Unsecured Note	$10.2	21.4%
Velocity Commercial Capital LLC	Senior Secured Note	$4.9	10.2%
Ready Capital Corporation	Senior Unsecured Note	$4.8	10.0%
ALP CFO 2025, L.P.	Senior Secured Loan, Collateralized Fund Obligation Debt	$4.7	9.8%
ALP CFO 2025, L.P.	Senior Secured Loan, Collateralized Fund Obligation Debt	$4.1	8.7%
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note	$3.9	8.1%
Ready Capital Corporation	Senior Unsecured Note	$3.4	7.1%
GCM Grosvenor Credit Secondaries Structured Note 2025, LP	Senior Secured Loan, Rated Feeder Fund Debt	$2.6	5.4%
Great Elm Capital Corp.	Senior Unsecured Note	$2.1	4.3%
Oxford Lane Capital Corp.	Common Stock	$1.1	2.3%
Total		$41.6	87.3%
Dollar amounts in millions.
Notes

The summary of portfolio investments shown is based on the fair value of the underlying positions as of September 30, 2025.

EP Private Capital Fund I Annual Report | 2025 Financial Statements (7.25.2025 – 9.30.2025)
Financial Statements for the period from July 25, 2025 (commencement of operations) to September 30, 2025 (Audited)

EP Private Capital Fund I
Statement of Assets and Liabilities
(Expressed in U.S. dollars)
As of September 30, 2025
ASSETS
Investments, at fair value (cost $47,134,626)	$47,690,254
Cash	2,514,332
Interest and dividends receivable	524,579
Receivable for investments sold	16,525
Total Assets	$50,745,690
LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $400,749) (Note 6)	$9,599,251
Management fees payable	51,834
Interest expense payable	32,419
Payable for investments purchased	24,819
Accrued expenses and other liabilities	240,080
Total liabilities	$9,948,403
COMMITMENTS AND CONTINGENCIES (Note 8)
NET ASSETS applicable to common shares, unlimited shares authorized, 2,000,000 shares issued and outstanding	$40,797,287
NET ASSETS consist of:
Paid in capital	$40,000,000
Aggregate distributable earnings (losses)	797,287
Total Net Assets	$40,797,287
Shares issued and outstanding	2,000,000
Net asset value per share	$20.40
See accompanying notes to the financial statements.

EP Private Capital Fund I
Schedule of Investments
(Expressed in U.S. dollars)
As of September 30, 2025
Issuer*	Investment Description	Acquisition Date	Principal Amount / Quantity	Cost	Fair Value(2)
Investments, At Fair Value – 116.90% of Net Assets(1)(9)
Loans and Notes – 109.89% of Net Assets
United States
Financial Services
Adamas Trust, Inc.	Senior Unsecured Note, 9.875%, Maturity 10/01/2030(4)	08/20/2025	403,420	$10,085,899	$10,192,406
Velocity Commercial Capital LLC	Senior Secured Note, 7.125%, Maturity 03/15/2027(4)(5)(7)	08/12/2025	4,972,000	4,842,409	4,887,476
Ready Capital Corporation	Senior Unsecured Note, 5.500%, Maturity 12/30/2028(4)	08/07/2025	5,529,000	4,721,121	4,782,585
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note, 5.500%, Maturity 09/04/2030(4)(5)(7)	09/04/2025	4,056,000	3,716,338	3,855,431
Ready Capital Corporation	Senior Unsecured Note, 7.375%, Maturity 07/31/2027(4)	08/01/2025	3,500,000	3,302,751	3,368,750
Great Elm Capital Corp.	Senior Unsecured Note, 7.750%, Maturity 12/31/2030(4)	09/05/2025	82,000	2,009,000	2,058,200
Sachem Capital Corp.	Senior Unsecured Note, 6.000%, Maturity 12/30/2026(4)	08/05/2025	32,796	775,384	793,991
Velocity Commercial Capital LLC	Senior Secured Note, 9.875%, Maturity 02/15/2029(4)(5)(7)	08/19/2025	692,000	697,358	711,722
Oxford Lane Capital Corp.	Senior Unsecured Note, 7.950%, Maturity 02/29/2032(4)	08/12/2025	15,208	381,044	382,481
Ready Capital Corporation	Senior Unsecured Note, 9.000%, Maturity 12/15/2029(4)	08/01/2025	15,165	353,824	362,292
Sachem Capital Corp.	Senior Unsecured Note, 6.000%, Maturity 03/30/2027(4)	08/05/2025	12,824	283,636	293,670
Broadmark Realty Capital Inc.	Senior Unsecured Note, 5.000%, Maturity 11/15/2026(4)(7)	09/02/2025	299,000	280,458	286,293
Sachem Capital Corp.	Senior Unsecured Note, 7.125%, Maturity 06/30/2027(4)	08/05/2025	7,029	155,215	163,776
Ready Capital Corporation	Senior Unsecured Note, 5.750%, Maturity 02/15/2026(4)	08/12/2025	5,565	137,666	138,847
Oxford Lane Capital Corp.	Senior Unsecured Note, 6.750%, Maturity 03/31/2031(4)	08/12/2025	5,462	128,744	129,941
Sachem Capital Corp.	Senior Unsecured Note, 8.000%, Maturity 09/30/2027(4)	08/05/2025	2,815	62,781	65,449
Oxford Lane Capital Corp.	Senior Unsecured Note, 8.750%, Maturity 06/30/2030(4)	08/12/2025	2,451	62,800	62,991
BSD Capital Inc.	Senior Unsecured Note, 6.958%, 3M SOFR+2.66%, Maturity 10/31/2027(5)(6)(7)	08/08/2025	68,000	61,628	61,506
Ready Capital Corporation	Senior Unsecured Note, 6.200%, Maturity 07/30/2026(4)	08/14/2025	1,105	26,869	27,260
Adamas Trust, Inc.	Senior Unsecured Note, 9.125%, Maturity 04/01/2030(4)	09/19/2025	338	8,217	8,443
Financial Services Total				32,093,142	32,633,510
United States
Structured Finance
ALP CFO 2025, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class M, 14.000%, Maturity 07/15/2037(4)(5)(7)	07/30/2025	4,662,000	4,662,000	4,662,000
ALP CFO 2025, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class C, 12.244%, Maturity 07/15/2037(4)(5)(7)	07/31/2025	4,143,000	4,143,000	4,143,000
GCM Grosvenor Credit Secondaries Structured Note 2025, LP	Senior Secured Rated Feeder Fund Debt, Class C, 3M SOFR+11.998%, Maturity 09/20/2037(5)(6)(7)(10)	09/22/2025	2,569,531	2,569,531	2,569,531
CVC Structured Solutions 2, LLC	Senior Secured Rated Feeder Fund Debt, Class C, US CMT 5Y+12.356%, Maturity 09/03/2040(5)(6)(7)(10)	09/02/2025	824,495	824,495	824,495
Structured Finance Total				12,199,026	12,199,026
Loans and Notes Total				44,292,168	44,832,536
Preferred Equity – 3.54% of Net Assets
United States
Financial Services
Rithm Capital Corp.	Preferred Equity, 8.750%(4)	09/19/2025	21,631	535,151	537,747
Arbor Realty Trust, Inc.	Preferred Equity, Series F, 6.250%(4)	08/01/2025	21,481	477,521	485,471
Adamas Trust, Inc.	Preferred Equity, 6.875%(4)	08/27/2025	10,438	230,855	237,465
Healthcare Trust, Inc.	Preferred Equity, 7.125%(4)	08/06/2025	9,138	148,947	169,053
Sachem Capital Corp.	Preferred Equity, 7.750%(4)	08/05/2025	866	13,753	14,887
OFS Credit Company, Inc.	Preferred Equity, 6.125%(4)	09/15/2025	16	393	399
Preferred Stock total				1,406,620	1,445,022
Common Stock – 3.46% of Net Assets
United States
Financial Services
Oxford Lane Capital Corp.	Common Equity(3)	8/14/2025	64,354	1,104,668	1,089,509
Franklin BSP Realty Trust, Inc.	Common Equity(3)	9/17/2025	23,259	260,285	252,593
Horizon Technology Finance Corporation	Common Equity(3)	9/24/2025	9,245	56,716	56,395
XAI Octagon Floating Rate Alternative Income Trust	Common Equity(3)	9/18/2025	2,679	14,169	14,199
Common Stock Total				1,435,838	1,412,696
Total Investments, At Fair Value(8)				$47,134,626	$47,690,254
Net Assets Above (Below) Fair Value of Investments					(6,892,967)
Net Assets as of September 30, 2025					$40,797,287
See accompanying notes to the financial statements.

EP Private Capital Fund I
Schedule of Investments
(Expressed in U.S. dollars)
As of September 30, 2025
(*)
Unless otherwise noted, the Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(1)
Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 6 “Revolving Credit Facility” for further discussion.

(2)
Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(3)	Investment is not income producing
(4)	Fixed rate investment.
(5)	Investment is classified as Level III, see Note 3 for further discussion
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(8)	Amounts may not foot due to rounding
(9)	Country represents the principal country of risk where the investment has exposure.
(10)	This investment has an unfunded commitment as of September 30, 2025.
Reference Key:
SOFR	Secured Overnight Financing Rate
US CMT	United States Constant Maturity Treasury Rate
See accompanying notes to the financial statements.

EP Private Capital Fund I
Statement of Operations
(Expressed in U.S. dollars)
For the period from July 25, 2025
(commencement of operations) to September 30, 2025
INVESTMENT INCOME
Interest income	$323,438
Dividend income	307,224
Other income	8,982
Total investment income	639,644
EXPENSES
Professional fees	242,914
Administration fees	52,333
Management fees	51,834
Interest expense	32,419
Other expenses	15,622
Total expenses	395,122
NET INVESTMENT INCOME	244,522
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) on investments	(2,864)
Net change in unrealized appreciation (depreciation) on investments	555,629
Net realized and unrealized gain (loss)	552,765
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$797,287
See accompanying notes to the financial statements.

EP Private Capital Fund I
Statement of Changes in Net Assets
(Expressed in U.S. dollars)
For the period from July 25, 2025
(commencement of operations) to September 30, 2025
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$244,522
Net realized (loss) on investments	(2,864)
Net unrealized appreciation (depreciation) on investments	555,629
Total net increase (decrease) in net assets resulting from operations	797,287
Distributions to shareholders:
Total earnings distributed	—
Total distributions to shareholders	—
Capital share transactions:
Proceeds from shares sold	40,000,000
Total capital share transactions	40,000,000
Total increase (decrease) in net assets	40,797,287
Net assets at beginning of period	—
Net assets at end of period	$40,797,287
Capital share activity:
Shares sold	2,000,000
Total increase (decrease) in capital share activity	2,000,000
See accompanying notes to the financial statements.

EP Private Capital Fund I
Statement of Cash Flows
(Expressed in U.S. dollars)
For the period from July 25, 2025
(commencement of operations) to September 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$797,287
Adjustments to reconcile net increase in net assets resulting from operations
Purchases of investments, net of payable of securities purchased	(47,661,752)
Proceeds from sales of investments, net of receivable for investments sold	600,787
Net realized loss on investments	2,864
Net change in unrealized appreciation on investments	(555,629)
Net amortization (accretion) of premiums or discounts on investments	(68,230)
Amortization of deferred financing costs	19,001
Change in assets and liabilities
Increase in interest and dividend receivable	(524,579)
Increase in management fees payable	51,834
Increase in interest expense payable	32,419
Increase in accrued expenses and other liabilities	240,080
Net cash used in operating activities	(47,065,918)
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	40,000,000
Borrowings under credit facility	10,000,000
Payment of deferred financing costs	(419,750)
Net cash provided by financing activities	49,580,250
NET INCREASE IN CASH	2,514,332
CASH BEGINNING OF PERIOD	—
CASH END OF PERIOD	$2,514,332
See accompanying notes to the financial statements.

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
1
ORGANIZATION

EP Private Capital Fund I (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Eagle Point Credit Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. The Fund seeks to achieve its investment objectives by investing primarily in debt (including convertible debt) and preferred equity securities issued by funds and investment vehicles, such as business development companies, registered closed-end investment companies, unregistered private funds, real estate investment trusts similar investment vehicles and companies, and sponsors of such vehicles, to finance a portion of their underlying investment portfolio (collectively, “Portfolio Debt Securities”). Portfolio Debt Securities may also include loans to such issuers. Portfolio Debt Securities may be primary issuances originated by the Adviser or its affiliates or secondary market opportunities. The Fund may also invest in other securities that the Adviser believes, in its discretion, are consistent with the Fund’s investment objectives. The Fund commenced its operations on July 25, 2025. The period ended September 30, 2025 represents July 25, 2025 (commencement of operations) through September 30, 2025.
2
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Items included in the financial statements are measured and presented in United States dollars.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.
Operating Segments
The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.
Key financial information used by the CODM to assess the Fund’s performance and make operational decisions — including the Fund’s portfolio composition, total return, changes in net assets and expense ratios — is consistent with the presentation within the Fund’s financial statements. Segment assets are reflected as “Total assets” on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the Statement of Operations.
Securities Transactions
The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
Cash and Cash Equivalents
The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash and cash equivalents in major financial institutions, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institutions where such accounts are held to manage associated risk.
Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of September 30, 2025, the Fund held no cash equivalents.
Investment Income Recognition
Interest Income from Investments
Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.
Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.
In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the period ended September 30, 2025, the Fund did not record any PIK interest income.
Investment income from investments in the equity tranche securities of collateralized fund obligations (“CFOs”) and certain other investments is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield to maturity derived from projected cash flows, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to review the effective yield of CFO equity and certain other investments at each measurement date and update periodically based on the facts and circumstances known to the Adviser.
Dividend Income
Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Other Income
Other income includes commitment fee income relating to securities paying a commitment fee on unfunded commitments.

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
Expenses, Deferred Financing and Organizational Costs
Expense Recognition
Expenses are recorded on the accrual basis of accounting.
Organizational Expenses
Organizational expenses of the Fund, if any, are expensed as incurred.
Interest Expense
Interest expense includes amounts due under the Revolving Credit Facility (as defined in Note 6 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings. For the period ended September 30, 2025, the Fund incurred $0.03 million of interest expense. Interest expense is recorded as an expense on the Statement of Operations.
Refer to Note 6 “Revolving Credit Facility” for further discussion relating to the interest expense due under the Revolving Credit Facility.
Deferred Financing Cost
Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility using the straight-line basis, which approximates the effective interest method, and are reflected in the borrowings under credit facility on the Statement of Assets and Liabilities, For the period ended September 30, 2025 the fund incurred $0.01 million in amortization of deferred financing costs.
Amortization of deferred financing costs is recorded as interest expense on the Statement of Operations.
Federal and Other Taxes
The Fund intends to qualify to be taxed as a RIC under the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.
The Fund has adopted October 31st as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years.
The Fund commenced operations on July 25, 2025. The tax character of distributions paid, the tax basis of the components of accumulated earnings (deficit) and any capital loss carry forwards, for federal income tax purposes will be determined at the end of the Fund’s first tax year on October 31, 2025.
As of September 30, 2025, the Company’s tax cost for federal income tax purposes was $47.134 million. Accordingly, accumulated net unrealized appreciation on investments held by the Company was $0.555 million, consisting of $0.578 million gross unrealized appreciation and $0.023 million gross unrealized depreciation.
Distributions to Shareholders
The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
for U.S. federal income tax purposes and are intended to be paid monthly. For the period ended September 30, 2025 the Fund did not make any distributions to the shareholders.
3
VALUATION OF INVESTMENTS

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.
Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.
The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:
▪
Level I — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

▪
Level II — Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical assets or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

▪
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.
Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.
Fair value for each applicable investment is estimated at least monthly, based on information available as of the reporting date.
Fair Value Measurement
The following table summarizes the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of September 30, 2025:
(presented in millions)
	Level I	Level II	Level III	Total
Investments at Fair Value
Loans and Notes	$14.68	$8.44	$21.72	$44.83
Preferred Equity	1.45	—	—	1.45
Common Equity	1.41	—	—	1.41
	$17.54	$8.44	$21.72	$47.69

(1)
Amounts may not foot due to rounding

Significant Unobservable Inputs
The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2025:
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Weighted Average(1)/ Range(2)
Loans and Notes	$18.32	Discounted Cash Flows	Discount Rate	12.12% / 8.38% - 15.08%
Loans and Notes	3.40	Transaction Price	NA	NA
Total(3)	$21.72

(1)
Weighted average calculations are based on the fair value of investments

(2)
A range is not presented for asset type categories with on investment

(3)
Amounts may not foot due to rounding

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.
Certain of the Fund’s Level III investments have been valued using unadjusted unobservable inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees.

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
Change in Investments Classified as Level III
The following table includes additional information pertaining to financial instruments classified within Level III for the period ended September 30, 2025:
(presented in millions)
Investments at Fair Value	Loans and Notes
Balance as of July 25, 2025	$—
Purchases of investments	21.50
Proceeds from sales or maturities of investments	—
Net amortization (accretion) of premiums of discounts on investments	0.01
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.20
Balance as of September 30, 2025	$21.72
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2025	0.20
The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Statement of Operations.
Fair Value — Valuation Techniques and Inputs
The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, which is composed of senior personnel from the Adviser or its affiliates, the majority of whom are not involved in the Fund’s portfolio management activities. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.
Exchange-Traded Investments
Exchange-traded investments are fair valued utilizing the official closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments
Investments Not Listed on an Exchange
For investments not listed on an exchange, but for which an active market exists, the Adviser utilizes an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two-sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of these investments, such investments are categorized by the Adviser as Level II investments within the fair value hierarchy.
In the absence of an active market, investments not listed on an exchange require the use of unobservable inputs and significant judgment to determine fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine the fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
for each investment. The Adviser generally records the mid-point of the range provided as fair value of the investment, but from time to time may record fair value at a level other than the mid-point. In all instances, the final valuation recorded is within the high and low band provided by the valuation agent. Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.
Investment Risk Factors and Concentration of Investments
The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.
Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities
Portfolio Debt Securities and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.
Subordinated Securities Risk
Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Fund expects to acquire, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.
High Yield Investment Risk
Certain investments that the Fund acquires are expected to be rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.
Payment-In-Kind and Original Issue Discount
To the extent that the Fund invests in original issue discount instruments, including payment-in-kind loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.
Leverage Risk
The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss.
Credit Risk
The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.
Key Personnel Risk
The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.
Conflicts of Interest Risk
The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.
Risks of Default on Underlying Assets
A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.
Prepayment Risk
Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.
Liquidity Risk
Generally, there is no public market for many of the investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.
Incentive Fee Risk
The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.
Fair Valuation of the Fund’s Portfolio Investments
Generally, there is no public market for many of the investments the Fund targets. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.
Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.
Market Risk
Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.
Synthetic Investments Risk
The Fund may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed rate or floating rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor.
Currency Risk
Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.
Hedging Risk
Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.
Interest Rate Risk
Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.
Income from the Fund’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.
An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.
Refinancing Risk
If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.
Tax Risk
If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.
Counterparty Risk
The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.
Non-U.S. Investing Risk
Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Funds and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Global Risk
Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Banking Risk
The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).
Foreign Investing Risk
The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Illiquid Shares Risk
The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, commencing after the expiration of the commitment period for initial capital commitment, the Fund will offer to repurchase share from shareholders quarterly in an amount equal to 12.5% of the Fund’s net asset value calculated as of the prior calendar quarters end; provided that no repurchase amount shall exceed the net asset value of the Fund on the applicable repurchase date.
4
RELATED PARTY TRANSACTIONS

Investment Advisory Agreement
On July 9, 2025, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective the date on which the SEC declared the Fund’s registration statement effective, the Fund became subject to a management fee and an incentive fee for the Adviser’s services.
Management Fee
The management fee is calculated and payable quarterly at an annual rate of the Fund’s net assets per the below schedule:
▪
0.75% if the Fund’s net assets are less than $350 million

▪
0.675% if the Fund’s net assets are more than $350 million

The Fund was charged aggregate management fees of $0.05 million for the period ended September 30, 2025, all of which was payable to the Adviser as of September 30, 2025.
Incentive Fee
The incentive fee is calculated and payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 2.00% per quarter (8.00% annualized), and a “catch-up” feature. For this purpose, PNII means (a) interest income, dividend income and any other income (including

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the administration agreement to Eagle Point Administration LLC (the “Administrator”), and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee). No incentive fee is payable to the adviser on capital gains, whether realized or unrealized.
The Fund pays the Adviser an incentive fee with respect to PNII in each calendar quarter as follows:
1.
No incentive fee if PNII does not exceed the hurdle rate of 2.00%;

2.
100% of PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than the “catch-up” of:

a.
6.00% if Fund Net Assets are less than $350 million

b.
5.40% if Fund Net Assets are $350 million or greater

For the period ended September 30, 2025, no incentive fee was incurred or payable.
Administration Agreement
On July 9, 2025, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.
The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.
Certain accounting and other administrative services were delegated by the Administrator to Harmonic Fund Services (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.
For the period ended September 30, 2025, the Fund was charged a total of $0.05 million in administration fees consisting of $0.02 and $0.03 million, relating to services provided by the Administrator and Sub-Administrator, respectively, which are included in the Statement of Operations and, of which $0.05 million was payable as of September 30, 2025.
Expense Limitation and Reimbursement Agreement
The Fund and the Adviser have entered into an Expense Limitation Agreement (“ELA”), which shall continue in existence unless terminated pursuant to the terms thereof. Pursuant to the ELA, the Adviser will pay,

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
directly or indirectly, Fund’s operating expenses or waive fees due by the Fund to the Adviser or affiliates of the Adviser to cap ordinary operating expenses of the Fund (excluding the management fee, the incentive fee, organizational expenses, fees associated with leverage (such as interest/dividend payments and other fees on borrowings and preferred shares), registration and other regulatory fees, taxes, and extraordinary expenses (as determined in the sole discretion of the Adviser)), per annum of the Fund’s average net assets, as measured at the end of each fiscal year, as follows:
Average Net Assets	Ordinary Operating Expenses
Less than $100 million	0.80%
$100 million up to $300 million	0.50%
$300 million and greater	0.40%
For the period ended September 30, 2025, the Adviser did not provide any expense support under the ELA.
Board of Trustees
The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the supervision of the overall business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.
For the period ended September 30, 2025, the Fund incurred $0.02 million in the trustee’s compensation, which is recorded on the Statement of Operations and, of which $0.02 million was payable as of September 30, 2025.
Co-Investment Exemptive Relief
On June 17, 2025, the SEC issued an exemptive order that permits the Fund to participate in certain negotiated co-investments alongside other funds and accounts managed by the Adviser, or its affiliates, subject to certain conditions.
5
SHAREHOLDERS’ EQUITY

As of September 30, 2025, there was one holder of the Fund’s common shares.
The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its shares on a continuous basis at the applicable period end NAV per share.
As of September 30, 2025, there were 2,000,000 common shares issued and outstanding.
6
REVOLVING CREDIT FACILITY

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.
On August 28, 2025, the Fund entered into a loan and security agreement with City National Bank, as lender, establishing a revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility is

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
collateralized by all investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Pursuant to the terms of the Revolving Credit Facility, the Fund may borrow up to the lesser of (a) the Revolver Commitment (the “Revolver Commitment”), which was $60.0 million as of September 30, 2025, and (b) the “borrowing base”, calculated as varying percentages of the fair value of eligible Fund investments. Borrowings under the Revolving Credit Facility bear interest at Term Secured Overnight Financing Rate (“SOFR”), plus a spread. The Fund is required to pay a commitment fee on the unused portion of the Revolving Credit Facility.
The Revolving Credit Facility will mature on the earlier of (i) the termination of the Revolver Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 27, 2027. The Fund has the option to extend the maturity from time to time in accordance the terms of the Revolving Credit Facility.
For the period ended September 30, 2025, the Fund had an average outstanding borrowing balance of $2.56 million and an average interest rate of 6.9%. The interest expense, inclusive of the commitment fee, on the Revolving Credit Facility for the same period was $32,419 and is recorded in the Statement of Operations.
As of September 30, 2025, the Fund’s outstanding borrowing amount was $10 million, which is presented net of unamortized deferred financing costs of $0.401 million on the Statement of Assets and Liabilities.
See Note 7 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.
7
ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.
With respect to senior securities that are equity, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are equity and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.
With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.
If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing preferred shar es and may be prohibited from declaring certain distributions to shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage.

EP Private Capital Fund I
Notes to Financial Statements
September 30, 2025
The following table summarizes the Fund’s asset coverage with respect to its Revolving Credit Facility:
(presented in millions)
As of September 30, 2025
Total assets	$50.75
Less liabilities and indebtedness not represented by senior securities	(0.35)
Net total assets and liabilies	$50.40
Revolving Credit Facility(1)	$10.00
Asset coverage of Revolving Credit Facility(2)	504%

(1)
Amounts are based on outstanding principal balance as of the date presented.

(2)
The asset coverage ratio of Revolving Credit Facility is calculated in accordance with section 18(h) of the 1940 Act, as generally described above

8
COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As part of its strategy, the Fund provides financing through senior secured credit facilities, which may include revolving loan commitments and delayed drawdowns of senior secured term loans. Additionally, the Fund may make commitments to and invest in structured finance securities. As of September 30, 2025, total unfunded commitments from these facilities and investments were $19.74 million. The Fund did not record any liabilities for these unfunded commitments as of reporting date of these financial statements.
9
INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.
10
SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 26, 2025, the date these financial statements were available to be issued. Management has determined that, other than the events described above, there are no additional events requiring disclosure or adjustment in the financial statements and related notes through this date.

EP Private Capital Fund I
Financial Highlights
September 30, 2025
Per Share Data	For the period from July 25, 2025 (Commencement of Operations) through September 30, 2025
Net asset value at beginning of period	$20.00
Net investment income(1)	0.14
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(2)	0.26
Net income (loss) and net increase (decrease) in net assets resulting from operations(1)	0.40
Distributions to shareholders from net investment income(3)	—
Distributions to shareholders from net realized gains on investments(3)	—
Distributions to shareholders from tax return of capital(3)	—
Total distributions declared to shareholders(3)	—
Net asset value at end of period	$20.40
Total net asset value return(4)	1.99%
Shares outstanding at end of period	2,000,000
Ratios and Supplemental Data:
Net asset value at end of period	$40,797,287
Ratio of expenses, before fee waivers, to average net assets(5)(6)	3.74%
Ratio of expenses, after fee waivers, to average net assets(5)(6)	3.74%
Ratio of net investment income to average net assets(5)(6)	11.50%
Portfolio turnover rate(7)	2.60%
Asset coverage for Revolving Credit Facility	504%
Revolving Credit Facility:
Principal amount outstanding at end of period	$10,000,000
Asset coverage per $1,000 at end of period(8)	$5,040

(1)
Per share amounts are based on weighted average of shares outstanding for the period.

(2)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio

(3)
The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.

(4)
Total return for the period July 25, 2025 to September 30, 2025 are not annualized.

(5)
Ratios for the period from July 25, 2025 to September 30, 2025 are annualized. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser for the period from July 25, 2025 to September 30, 2025. Please refer to Note 5 “Related Party Transactions” for further discussion relating to the fee waivers by the Adviser.

(6)
Ratios for the period July 25, 2025 to September 30, 2025 include interest expense on the credit facility of 0.11% of average net assets.

(7)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

(8)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

EP Private Capital Fund I
Supplemental Information
September 30, 2025
Supplemental Data
Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s financial statements as of and for the dates noted.
Type of Security	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit
As of September 30, 2025
Revolving Credit Facility (City National Bank)	$10,000,000	$5,039.65	N/A

(1)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each in accordance with Section 18(h) of the 1940 Act. With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

KPMG LLP
Two Manhattan West
375 9th Avenue, 17th Floor
New York, NY 10001
Report of Independent Registered Public Accounting Firm
To the Shareholder and Board of Trustees of
EP Private Capital Fund I:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of EP Private Capital Fund I (the Fund), including the schedule of investments, as of September 30, 2025, the related statements of operations, changes in net assets and cash flows for the period from July 25, 2025 (commencement of operations) through September 30, 2025, and the related notes (collectively, the financial statements) and the financial highlights for the period from July 25, 2025 through September 30, 2025. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from July 25, 2025 through September 30, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and other counterparties; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
Accompanying Supplemental Information
The senior securities information of the Fund, on page 26 as of September 30, 2025, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audit of the Fund’s respective financial statements. The Supplemental Information is the responsibility of the Fund’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in
KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Form  N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective financial statements as a whole.
We have served as the auditor of one or more companies advised by an affiliate of EP Private Capital Fund I since 2014.
New York, New York
November 26, 2025

EP Private Capital Fund I Annual Report | 2025 Distribution Reinvestment Plan & Additional Information
Distribution Reinvestment Plan
Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to make regular quarterly ordinary income distributions in cash. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to their net asset value. There is no upfront sales load or service charge for distributions reinvestment. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by Harmonic Fund Services, or the “DRIP Agent.” Participants in our DRIP are free to elect or terminate participation in the DRIP; a request must be received and processed by the DRIP Agent prior to the dividend record date to be effective for that dividend or capital gain distribution. Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.
We reserve the right to amend or terminate the DRIP.
All correspondence or additional information about the DRIP should be directed to Harmonic Fund Services, (345) 949-0090 or by mail: Harmonic Fund Services, Cayman Corporate Center, 4th floor, 27 Hospital Road, PO Box 940GT, Grand Cayman, KY1-1102, Cayman Islands.
Additional Information
Investment Advisory Agreement
At a meeting held on July 9, 2025, the Board of Trustees (the “Board”) of EP Private Capital Fund I (the “Fund”), including all of the trustees that are not interested persons of the Fund (voting separately), voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and Eagle Point Credit Management LLC (the “Adviser”) for an initial two-year period.
In reaching a decision to approve the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of other comparable registered investment companies and accounts managed by the Adviser and its affiliates; (2) information regarding the expected fees and other expenses to be paid by the Fund, including the cost of services to be provided by the Adviser and its affiliate; (3) certain ancillary and other benefits to be received by the Adviser and its affiliates; (4) comparative information on fees and expenses borne by other comparable registered investment companies; (5) the extent to which economies of scale would be realized as the Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (6) various other factors.
The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.
The Board requested, considered and evaluated information regarding the following factors, among others:
Nature, Extent and Quality of Services to be Provided and Performance
The Board reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Investment Advisory Agreement.

EP Private Capital Fund I Annual Report | 2025 Distribution Reinvestment Plan & Additional Information
The Board reviewed the Form ADV for the Adviser and information about the qualifications, background and experience of the key personnel of the Adviser proposed to be primarily responsible for the day-to-day portfolio management of the Fund, and the proposed investment objectives and strategies of the Fund.
The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align the personnel interests with the long-term success of the Adviser’s clients, including the Fund.
In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs and legal and compliance programs, the Fund’s potential use of leverage, the forms of leverage that could be used by the Fund and the effect such leverage may have on the Fund’s portfolio and performance.
The Board noted that the Fund is a new fund and therefore had no historical performance for the Board to review at such time. The Board then reviewed, considered and discussed the performance results for various periods of time of funds and accounts managed by the Adviser and its affiliates that are comparable to the Fund in terms of investment objectives, investment policies, eligible portfolio investments and certain other characteristics. The Board considered the Adviser’s affiliates’ capabilities in managing investment strategies involving portfolio debt securities and other credit instruments and noted that the Board is familiar with the personnel who would be managing the Fund’s portfolio given the Trustees’ roles on the Board of Directors/Trustees of other registered closed-end funds advised by the Adviser or its affiliates.
Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Fund should benefit from, the nature, extent and quality of services proposed to be provided to the Fund by the Adviser.
Proposed Fees and Expenses of the Fund
The Board then reviewed and considered the management fee rate proposed to be payable by the Fund to the Adviser under the Investment Advisory Agreement and information about the projected total expense ratio of the Fund. The Board considered a comparison of the advisory fee rate and total expense ratio of (1) funds and accounts managed by the Adviser and its affiliates that are comparable to the Fund in terms of investment objectives, investment policies, eligible portfolio investments and certain other characteristics and (2) registered closed-end funds and BDCs managed by third-party investment advisers that have a credit-oriented investment strategy (collectively, the “Comparable Funds”). The Board also reviewed and considered the proposed expense limitation arrangement and how such arrangement could have the effect of reducing certain expenses of the Fund. Among other things, the Board considered the differences between the proposed investment strategy of the Fund and the strategy of each of the Comparable Funds. The Board also compared the Fund’s proposed incentive fee to those of the Comparable Funds, as applicable. The Board noted that the proposed incentive fee rate was equal to or lower than all but one Comparable Fund and that nine of the Comparable Funds did not charge an incentive fee. The Board also compared the proposed fee structure for the Fund to those of registered closed-end funds advised by the Adviser or its affiliate, noting the distinctions between the proposed structure and operations of the Fund compared to those of other registered closed-end funds advised by the Adviser or its affiliate. The Board considered that the different rate structures are driven by investor expectations for the different fund structures and strategies, the regulatory and tax environment applicable to the Fund’s portfolio, the level of entrepreneurial and other risks to be assumed by the Adviser in sponsoring and providing ongoing services to the Fund, the Fund’s proposed investor base, the anticipated level of resources to be dedicated by the Adviser to manage the Fund’s inflows and outflows and the anticipated costs associated with operating as an investment adviser for a registered investment company.
In considering the proposed management fee rate, the Board also discussed the Fund’s expected use of leverage. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the

EP Private Capital Fund I Annual Report | 2025 Distribution Reinvestment Plan & Additional Information
Fund and its shareholders, the use of leverage has the potential to increase the Adviser’s advisory fee and therefore creates a conflict of interest.
Based on its review, the Board concluded that each of the Fund’s proposed management fee rate, proposed incentive fee and projected total expense ratio is fair and reasonable in light of the services proposed to be provided to the Fund and other factors considered.
Profitability
The Board also considered that due to the difficulty of projecting the relative size of future fixed costs and other factors, the Adviser was unable to provide a reliable estimate of projected profitability to the Adviser from its relationship with the Fund.
Economies of Scale
The Board considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement reflets economies of scale for the benefit of the Fund’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Fund anticipated investing and (2) the resource-intensive nature of acquiring and disposing of certain of the Fund’s expected investments in the primary markets, any growth in the Fund’s assets would generally be expected to require additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the portfolio. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and the fee structure was appropriate given the Fund’s investment objectives and strategies.
Other Benefits and Other Factors
The Board considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.
Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Fund by the Adviser and other factors considered.
Management
Our Board of Trustees (the “Board”) is responsible for oversight of the management of the Fund. The Board has appointed officers who assist in managing the Fund’s affairs. The trustees and officers of the Fund are listed below. For more information regarding the trustees and officers, please refer to the Fund’s Private Placement Memorandum, which is available, without charge, upon request by calling (203) 900-5833.
The Board
The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

EP Private Capital Fund I Annual Report | 2025 Distribution Reinvestment Plan & Additional Information
Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships(3)
Interested Trustees(2)
Thomas P. Majewski Age: 51	Trustee, Chief Executive Officer and Principal Executive Officer	Since inception(4)
Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024. Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and Eagle Point Trinity Senior Secured Lending Company

James R. Matthews Age: 58	Trustee	Since inception(4)	Managing Director of Stone Point Capital LLC.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust
Independent Trustees
Scott W. Appleby Age: 61	Trustee	Since inception(4)	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and Eagle Point Trinity Senior Secured Lending Company

Kevin F. McDonald Age: 59	Trustee	Since inception(4)
Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust
Paul E. Tramontano Age: 63	Trustee	Since inception(4)	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and Eagle Point Trinity Senior Secured Lending Company

Jeffrey L. Weiss Age: 64	Trustee	Since inception(4)	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

(1)
The business address of each trustee is c/o EP Private Capital Fund I, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

(2)
Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

EP Private Capital Fund I Annual Report | 2025 Distribution Reinvestment Plan & Additional Information
(3)
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of six investment companies in the same complex.

(4)
Each trustee holds an indefinite term until the trustee’s resignation, removal or death.

Officers
Information regarding our officers who are not trustees is as follows:
Name, Address(1) and Age	Positions Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Last Five Years
Lena Umnova Age: 47	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since inception
Chief Accounting Officer of Eagle Point Credit Management LLC since 2019; Chief Financial Officer and Chief Operating Officer of Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust since July 2025.

Nauman S. Malik Age: 45	Chief Compliance Officer	Since inception
Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 43	Secretary	Since inception
Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

(1)
The business address of each officer is c/o EP Private Capital Fund I, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

(2)
Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information
The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).
Proxy Voting Information
The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).
Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at www.sec.gov. You may also obtain information about how we voted proxies by making a written

EP Private Capital Fund I Annual Report | 2025 Distribution Reinvestment Plan & Additional Information
request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
Privacy Notice
The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of EP Private Capital Fund I and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.
When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.
We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.
We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.
If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 900-5833.
We will review this policy from time to time and may update it at our discretion.
*         *         *

EP Private Capital Fund I Annual Report | 2025 Important Information
Important Information about this Report and EP Private Capital Fund I
This report is transmitted to the shareholders of EP Private Capital Fund I (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this report is strictly prohibited and may be in violation of law. This report is being provided for informational purposes only.
Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.
An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2025. Nothing herein should be relied upon as a representation of the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded, and an investor should not expect to be able to sell shares regardless of how the Fund performs.
Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

EP Private Capital Fund I Annual Report | 2025 Forward-Looking Statements
Forward-Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EP Private Capital Fund I Annual Report | 2025
End of Annual Report. Back Cover Follows.

EAGLE POINT
CREDIT

EP Private Capital Fund I

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 900 5833

Investment Adviser

© 2025. Eagle Point Credit Management LLC. All Rights Reserved.
Eagle Point and *Eagle Point Credit* are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

As of the end of the period covered by this report, EP Private Capital Fund I (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period ended September 30, 2025, were $105,000.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal period ended September 30, 2025, were $0.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal period ended September 30, 2025, were $75,280. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal period ended September 30, 2025, were $0.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal period ended September 30, 2025, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $75,280. For the years ended September 30, 2025, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, and tax planning. These fees exclude any fees paid by Eagle Point Credit Management LLC, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included in the registrant’s report to stockholders under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of September 30, 2025.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). Certain of the Adviser’s affiliates provide investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner.  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc.; director, Chairman and Chief Executive Officer of Eagle Point Income Company Inc.; trustee, Chair and Chief Executive Officer of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I; and trustee, Chairman and Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Daniel W. Ko, Principal and Portfolio Manager.  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager.  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of September 30, 2025. Among the accounts listed below, four of the “Registered Investment Companies” (with total assets of $2,025.8 million), 13 of the “Other Pooled Investment Vehicles” (with total assets of $3,186.6 million) and 31 of the “Other Accounts” (with total assets of $2,033.7 million) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	5	$2,589.2	16	$4,146.2	67	$6,171.3
Daniel W. Ko	5	$2,589.2	16	$4,146.2	67	$6,171.3
Daniel M. Spinner	5	$2,589.2	16	$4,146.2	67	$6,171.3

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	None
Daniel W. Ko	None
Daniel M. Spinner	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

None.

Item 15. Submission of Matters to a Vote of Security Holders

None.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EP PRIVATE CAPITAL FUND I

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	November 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	November 26, 2025

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	November 26, 2025